333370682 v3 Execution Version AMENDMENT NO. 1 TO DELAYED-DRAW BRIDGE CREDIT AGREEMENT AMENDMENT NO. 1, dated as of March 18, 2026 (this “Amendment”) to the Delayed- Draw Bridge Credit Agreement, dated as of March 4, 2026, among Core Scientific, Inc., a Delaware cor- poration (the “Borrower”), Morgan Stanley Senior Funding, Inc., as Administrative Agent (in such capac- ity, the “Administrative Agent”) and as Collateral Agent, and each Lender party thereto from time to time (as further amended, restated, amended and restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. WHEREAS, pursuant to the definition of “Initial Term Loan Commitment” under the Credit Agreement, the Borrower may from time to time request Incremental Increases, subject to the terms and conditions set forth therein; WHEREAS, the Borrower has requested that the Amendment No. 1 Term Lender (as de- fined below) provide an “Incremental Increase” of Initial Term Loan Commitments pursuant to the defini- tion thereof under the Credit Agreement in an aggregate principal amount of $500,000,000 (such Incremen- tal Increase in such principal amount is referred to herein as the “Amendment No. 1 Term Loan Commit- ments” and the loans funder thereunder, the “Amendment No. 1 Term Loans”); WHEREAS, the proceeds of Borrowings of Amendment No. 1 Term Loans will be used solely (i) for general corporate purposes related to the development of Data Center Assets, including, but not limited to, equipment purchases and deposits, energy and commodity deposits, real property acquisition costs and deposits, and pre-development costs (but excluding, for the avoidance of doubt, the repayment of any Indebtedness or the making of any dividends or other distributions in respect of the Equity Interests of the Borrower or any Subsidiary of the Borrower) and (ii) to pay fees and expenses in connection with the transactions described in clause (i) above and in connection with the Transactions; WHEREAS, JPMorgan Chase Bank, N.A. (in such capacity, the “Amendment No. 1 Term Lender”) is willing, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide Amendment No. 1 Term Loan Commitments from and after the Amendment No. 1 Effective Date (as hereinafter defined); WHEREAS, pursuant to the definition of “Initial Term Loan Commitment” under the Credit Agreement, the Borrower, the Administrative Agent and the Amendment No. 1 Term Lender may enter into this Amendment without the consent of any other Lenders to effect the Incremental Increase; WHEREAS, the Loan Documents may be modified with the consent of the Borrower and the Administrative Agent (but without the consent of any Lender) to the extent necessary to cure nay am- biguity, omission, error, typographical error, defect or inconsistency; and NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

333370682 v3 -2- ARTICLE I Amendments This Amendment provides for the Incremental Increase referred to in the definition of “In- itial Term Loan Commitment” in the Credit Agreement and certain other changes to the Credit Agreement, and the Borrower, the Amendment No. 1 Term Lender (in the case of clauses A through I below) and the Administrative Agent hereby agree that: A. On the Amendment No. 1 Effective Date, the Amendment No. 1 Term Lender hereby agrees to provide the full amount of the Amendment No. 1 Term Loan Commitments and to make Borrowing thereunder available to the Borrower on and following the Amendment No. 1 Effective Date and during the Initial Term Facility Availability Period. Any Borrowing of Amendment No. 1 Term Loans shall be subject to all of the terms and conditions set forth herein and in the Credit Agreement. B. The aggregate Amendment No. 1 Term Loan Commitments as of the Amendment No. 1 Effective Date is $500,000,000. C. Subject to the satisfaction of the conditions set forth in Article III below, the funding of the Amendment No. 1 Term Loans will occur in one drawing on the date hereof pursuant to the Borrower’s request (even if, with respect to the Amendment No. 1 Term Loans pursuant to this Amendment only and not any other Borrowing, the deadlines for notices of Borrowing in Section 2.03 of the Credit Agreement are not strictly observed). D. The Amendment No. 1 Term Loan Commitments provided pursuant to this Amendment shall constitute Initial Term Loan Commitments referred to in such definition under the Credit Agreement. E. The Amendment No. 1 Term Loans shall have the same terms as the Initial Term Loans and shall be deemed to be “Initial Term Loans” for all purposes under the Credit Agreement and each other Loan Document. F. Section 1.01 of the Credit Agreement is hereby amended to: i. add the following definitions in appropriate alphabetical order: ““Amendment No. 1” means that certain Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date.” ““Amendment No. 1 Effective Date” shall mean March 18, 2026.”; and ii. replace the current definition of “Initial Term Loan Commitment” with the following: “Initial Term Loan Commitment” shall mean, with respect to each Term Lender, the commitment of such Term Lender to make Initial Term Loans hereunder. The amount of each Term Lender’s Initial Term Loan Commitment as of the Closing Date is set forth on Schedule 2.01. The aggregate amount of the Initial Term Loan Commitments as of the Amendment No. 1 Effective Date is $500,000,000.

333370682 v3 -3- G. Schedule 2.01 of the Credit Agreement is hereby amended by adding the Amendment No. 1 Term Lender as a “Lender” therein with an Initial Term Loan Commitment in an aggregate principal amount of $500,000,000. H. The Amendment No. 1 Term Lender shall be deemed to be a “Lender”, a “Term Lender” and a “Secured Party” for all purposes under the Credit Agreement and each other Loan Document and perform all the obligations of, and have all the rights of, a Lender and a Term Lender thereunder. For the avoidance of doubt, the Amendment No. 1 Term Loan Commitments shall be treated as the same Class and Facility as the Initial Term Loans and the Initial Term Facility and the Amendment No. 1 Term Loans shall be Term Loans and Initial Term Loans for all purposes under the Credit Agreement and each other Loan Document and shall have terms identical to the Initial Term Loans outstanding under the Credit Agreement immediately prior to the date hereof. I. The proceeds of the Amendment No. 1 Term Loans shall be used solely (i) for general corporate purposes related to the development of Data Center Assets, including, but not limited to, equipment purchases and deposits, energy and commodity deposits, real property acquisition costs and deposits, and pre-development costs (but excluding, for the avoidance of doubt, the re-payment of any Indebtedness or the making of any dividends or other distributions in respect of the Eq-uity Interests of the Borrower or any Subsidiary of the Borrower) and (ii) to pay fees and expenses in connection with the transactions described in clause (i) above and in connection with the Transactions. J. Section 2.08(a) of the Credit Agreement is hereby amended to include the following as clause (iv): i. with respect to each Term Lender, by the aggregate principal amount of Initial Term Loans made by such Term Lender pursuant to Section 2.01. ARTICLE II Representations and Warranties Each Loan Party represents and warrants, as of the Amendment No. 1 Effective Date, to the Administrative Agent and to the Amendment No. 1 Term Lender that: A. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, administration, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing. B. The representations and warranties of each Loan Party set forth in Article III of the Credit Agreement or any other Loan Document (including, for the avoidance of doubt, this Amendment as a Loan Document) are true and correct in all material respects on and as of the Amendment No. 1 Effective Date (after giving effect to this Amendment); provided, that to the extent such representations and warranties specifically relate to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Amendment No. 1 Effective Date or such earlier date, as applicable;

333370682 v3 -4- C. Immediately after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing, or would result from the consummation of the transactions contemplated by this Amendment. ARTICLE III Conditions to Effectiveness This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions is satisfied: A. the Administrative Agent (or its counsel) shall have received a counterpart of this Amendment from each Loan Party and the Amendment No. 1 Term Lender; B. the Administrative Agent (or its counsel) shall have received, on behalf of itself and the Lenders, customary written opinions in form and substance reasonably satisfactory to the Administrative Agent of (i) Cooley LLP, as counsel for the Borrower and the Guarantors, (ii) Alston & Bird LLP, as North Carolina counsel for American Property Acquisitions I, LLC and (iii) Alston & Bird LLP , as Georgia counsel for American Property Acquisitions VII, LLC in each case (A) dated the Closing Date, and (B) addressed to the Administrative Agent and the Lenders on the Amendment No.1 Effective Date; C. the Administrative Agent (or its counsel) shall have received a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Amendment No. 1 Term Loan Commitments) substantially in the form attached as Exhibit C to the Credit Agreement; D. the Administrative Agent (or its counsel) shall have received a certificate (or certificates) of the Secretary or Assistant Secretary or similar officer of each Loan Party, dated the Amendment No. 1 Effective Date, and certifying, to the extent applicable: i. that attached thereto is a true and complete copy of the certificate or articles of incor- poration, certificate of formation or other equivalent constituent or constitutional and governing documents, including all amendments thereto, of such Loan Party certified as of a recent date by the applicable Secretary of State (or other relevant or similar official or Governmental Authority) of the jurisdiction of its organization or incorpo- ration or by the Secretary or Assistant Secretary or similar officer of such Loan Party or other person duly authorized by the constituent or constitutional documents of such Loan Party; ii. that attached thereto is a true and complete copy of a certificate as to the good stand- ing (or similar certification) of the Borrower or such Guarantor, as applicable (to the extent that such concept exists in such jurisdiction), as of a recent date from the ap- plicable Secretary of State (or other relevant similar official or Governmental Author- ity); iii. that attached thereto is a true and complete copy of the by-laws, limited liability com- pany agreement or other equivalent constituent or constitutional and governing docu- ments, if any, of such Loan Party as in effect on the Amendment No. 1 Effective Date and at all times since a date prior to the date of the resolutions described in the fol- lowing clause (iv);

333370682 v3 -5- iv. that attached thereto is a true and complete copy of resolutions or meeting minutes (or certificates thereof) duly adopted by the Board of Directors (or equivalent govern- ing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Amendment on the Amendment No. 1 Effective Date and that such resolutions or meeting minutes have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 1 Effective Date; and v. as to the incumbency and specimen signature of each officer or authorized signatory executing this Amendment delivered in connection herewith on the Amendment No. 1 Effective Date on behalf of such Loan Party; E. the Borrower shall have paid all fees and expenses due to the Amendment No. 1 Term Lender and the Administrative Agent required to be paid on the Amendment No. 1 Effective Date, and (in the case of expenses) invoiced at least three Business Days before the Amendment No. 1 Effective Date (except as otherwise reasonably agreed by the Borrower); and F. the Administrative Agent (or its counsel) shall have received a certificate of a Responsible Officer of the Borrower, dated the Amendment No. 1 Effective Date, certifying compliance with the representations and warranties set forth in clauses B and C of Article II above. ARTICLE IV Further Acknowledgments A. The Borrower acknowledges and agrees that (A) (i) it shall be liable for all Obligations with respect to the Amendment No. 1 Term Loan Commitments provided hereby including, without limitation, all Amendment No. 1 Term Loans made pursuant hereto and (ii) all such Obligations (including all such Amendment No. 1 Term Loans) shall be entitled to the benefits of the Security Documents and the Guarantee and (B) after giving effect to this Amendment, the Security Documents continue to be in full force and effect and affirms and confirms the prior pledge of and/or prior grant of security interests and Liens in its assets as Collateral to secure the Obligations, and agrees that all such security interests and Liens shall continue in full force and effect after giving effect to this Amendment. B. Each Guarantor acknowledges and agrees to each of the provisions of this Amendment and to the incurrence of the Amendment No. 1 Term Loan Commitments to be provided pursuant hereto. Each Guarantor acknowledges and agrees that all Obligations with respect to the Amendment No. 1 Term Loan Commitments provided hereby and all Amendment No. 1 Term Loans made or provided pursuant hereto shall (i) be fully guaranteed pursuant to the Guarantee as, and to the extent, provided herein and in the Credit Agreement, (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided herein and in the Credit Agreement and (iii) after giving effect to this Amendment, agrees that the Guarantee and the Security Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the prior pledge of and/or prior grant of security interest and Liens in its assets as Collateral to secure the Obligations, and agrees that all such security interests and Liens shall continue in full force and effect after giving effect to this Amendment.

333370682 v3 -6- ARTICLE V Miscellaneous A. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Amendment No. 1 Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. B. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof and the liens and security interests existing immediately prior to the Amendment No. 1 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document. C. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Amendment No. 1 Term Lender (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 9.04 of the Credit Agreement). D. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 9.11 and 9.15 of the Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis. E. Indemnity. The benefits of Section 9.05 of the Credit Agreement hereby apply to the Amendment No. 1 Term Lender and this Amendment mutatis mutandis. F. Counterparts. This Amendment, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the party hereto agrees that any Electronic Signature (including, without limitation, facsimile and/or .pdf) on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Administrative Agent. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one

333370682 v3 -7- and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by each of the parties hereto of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the other parties hereto may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, each of the parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the parties hereto without further verification and (b) upon the request of the Administrative Agent, any Communication executed using an Electronic Signature shall be promptly followed by a manually executed, original counterpart. G. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. H. Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby as to such jurisdiction, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good- faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. I. Direction to Administrative Agent. Each of the Lenders party hereto irrevocably authorizes and directs the Administrative Agent to take such actions on its behalf, including execution of this Amendment and any other Loan Document, and to exercise such powers as are delegated to the Administrative Agent by the terms of this Amendment and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The exculpatory provisions of Article 8 of the Credit Agreement are hereby incorporated by reference into this Amendment mutatis mutandis and shall apply hereto. [Signature Pages Follow]

333370682 v3 [Signature Page – Core Scientific, Inc. Amendment No. 1] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly ex- ecuted by their respective authorized officers as of the day and year first written above. CORE SCIENTIFIC, INC., as the Borrower By: /s/ Todd DuChene Name: Todd DuChene Title: Secretary AMERICAN PROPERTY ACQUISITION, LLC, as a Subsidiary Guarantor By: Core Scientific, Inc., its sole member By: /s/ Adam Sullivan Name: Adam Sullivan Title: Chief Executive Officer AMERICAN PROPERTY ACQUISITIONS I, LLC, as a Subsidiary Guarantor By: American Property Acquisition, LLC, its sole member By: Core Scientific, Inc., its sole member /s/ Adam Sullivan Name: Adam Sullivan Title: Chief Executive Officer AMERICAN PROPERTY ACQUISITIONS VII, LLC, as a Subsidi- ary Guarantor By: American Property Acquisition, LLC, its sole member By: Core Scientific, Inc., its sole member /s/ Adam Sullivan Name: Adam Sullivan Title: Chief Executive Officer

333370682 v3 [Signature Page – Core Scientific, Inc. Amendment No. 1] JPMORGAN CHASE BANK, N.A., as Amend- ment No. 1 Term Lender By: /s/ Carolina Arean Name: Carolina Arean Title: Vice President

333370682 v3 [Signature Page – Core Scientific, Inc. Amendment No. 1] Acknowledged and Agreed: MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent By: /s/ Jennifer DeFazio Name: Jennifer DeFazio Title: Authorized Signatory